EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Schedule of Computation of Basic and Diluted Earnings per Share
The following table sets forth the computation of basic and diluted earnings per share attributable to IAC shareholders:

	Years Ended December 31,
	2020		2019		2018
	Basic	Diluted	Basic	Diluted	Basic	Diluted
	(In thousands, except per share data)
Numerator:
Net earnings from continuing operations	$289,867	$289,867	$81,666	$81,666	$322,330	$322,330
Net loss (earnings) attributable to noncontrolling interests of continuing operations	726	726	(9,945)	(9,945)	(46,181)	(46,181)
Impact from public subsidiaries' dilutive securities(a)	—	71	—	—	—	—
Net earnings from continuing operations attributable to IAC shareholders	$290,593	$290,664	$71,721	$71,721	$276,149	$276,149

Loss from discontinued operations, net of tax	$(21,281)	$(21,281)	$(49,483)	$(49,483)	$(29,959)	$(29,959)
Net loss attributable to noncontrolling interests of discontinued operations	414	414	657	657	582	582
Net loss from discontinued operations attributable to shareholders	$(20,867)	$(20,867)	$(48,826)	$(48,826)	$(29,377)	$(29,377)

Net earnings attributable to IAC shareholders	$269,726	$269,797	$22,895	$22,895	$246,772	$246,772

Denominator:
Weighted average basic shares outstanding(b)	85,355	85,355	85,132	85,132	85,132	85,132
Dilutive securities(a) (c) (d) (e)	—	5,593	—	—	—	—
Denominator for earnings per share—weighted average shares(a) (c) (d) (e)	85,355	90,948	85,132	85,132	85,132	85,132

Earnings (loss) per share:
Earnings per share from continuing operations	$3.40	$3.20	$0.84	$0.84	$3.24	$3.24
Loss per share from discontinued operations, net of tax	$(0.24)	$(0.23)	$(0.57)	$(0.57)	$(0.34)	$(0.34)
Earnings per share attributable to IAC shareholders	$3.16	$2.97	$0.27	$0.27	$2.90	$2.90
__________________________________________________________________
(a)     IAC has the option to settle certain Angi Inc. stock-based awards in its shares. For the year ended December 31, 2020, it is more dilutive for IAC to settle these Angi Inc. equity awards. The impact on earnings relates to the settlement of Angi Inc.'s dilutive securities under the if-converted method.
(b)     On November 5, 2020, the Company granted 3,000,000 shares of IAC restricted common stock to its Chief Executive Officer ("CEO"), that cliff vest on the ten-year anniversary of the grant date based on satisfaction of IAC's stock price targets and continued employment through the vesting date. These shares are included in common stock outstanding at December 31, 2020 on the balance sheet, however, are excluded from weighted average basic shares outstanding in the table above in calculating earnings per share for the year ended December 31, 2020.
(c)     If the effect is dilutive, weighted average common shares outstanding include the incremental shares that would be issued upon the assumed exercise of stock options and subsidiary denominated equity, vesting of restricted common stock, restricted stock units ("RSUs") and market-based awards ("MSUs"). For the year ended December 31, 2020, 3.1 million potentially dilutive securities were excluded from the calculation of diluted earnings per share because their inclusion would have been anti-dilutive.
(d)     The Company computed basic and diluted earnings per share for periods prior to the MTCH Separation using the shares issued on June 30, 2020 in connection with the MTCH Separation.
(e)     See "Note 12—Stock-based Compensation" for additional information on the grant of IAC restricted common stock to its CEO and equity instruments denominated in the shares of certain subsidiaries.